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                                                                  Exhibit 10.09

                          KEYNOTE SYSTEMS INCORPORATED
                                 LOAN AGREEMENT


          This Loan Agreement (the "AGREEMENT") is made and entered into as of June 28, 1999 by and between Umang Gupta (the "SHAREHOLDER") and Keynote Systems Incorporated, a California corporation (the "COMPANY").

                                   RECITALS

     A. Shareholder and the Company entered into a Loan and Pledge Agreement, dated as of April 23, 1998 (the "INITIAL LOAN AGREEMENT"), pursuant to which the Company loaned Shareholder $280,000 in connection with the Shareholder's exercise of an option to purchase 3,500,000 shares of the Common Stock of the Company.

     B. Shareholder and the Company entered into a Loan Agreement, dated as of May 6, 1999 (the "SECOND LOAN AGREEMENT" and together with the Initial Loan Agreement, the "LOAN AGREEMENTS"), pursuant to which the Company loaned
Shareholder an additional $300,000.   In connection with the Second Loan
Agreement, Shareholder executed a Secured Full Recourse Promissory Note in the principal amount of $300,000 (the "PRIOR NOTE") and pledged certain shares of Common Stock of the Company held by the Shareholder pursuant to a Stock Pledge Agreement (the "PRIOR PLEDGE AGREEMENT") to secure the loan

     C. Shareholder and the Company wish to consolidate the Loan Agreements, the Prior Note and the Prior Pledge Agreement into a single agreement having consistent terms and obligations for all of Shareholder's indebtedness to the Company.

          NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

     1. CONSOLIDATION OF INDEBTEDNESS. Shareholder's indebtedness represented by the Loan Agreements and by the Prior Note shall be evidenced by that Secured Full Recourse Promissory Note attached hereto as Exhibit A in the principal amount of $580,000 (the "NOTE"). Such indebtedness shall be secured by a warrant to purchase shares of the Series C Preferred Stock of the Company held by Shareholder (the "WARRANT") or the shares acquired upon exercise of the Warrant (the "WARRANT SHARES"), net of shares sold to exercise the Warrant and purchase the Warrant Shares and/or to make provision for tax obligations arising from exercise of the Warrant, on the terms set forth in that Stock Pledge Agreement attached hereto as Exhibit B (the "STOCK PLEDGE AGREEMENT").

     2. REPAYMENT. Shareholder agrees to repay the indebtedness evidenced by the Note (the "LOAN") on the terms set forth in the Note.

     3. DELIVERY AND RELEASE OF COLLATERAL. In consideration of the Loan, Shareholder agrees to deliver to the Company the Warrant or the Warrant Shares, as applicable, together with any other Collateral (as such term is defined in the Pledge Agreement), pursuant to the terms of the Stock Pledge Agreement. Upon receipt of such Collateral, the Company will promptly


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release all collateral held pursuant to the Prior Pledge Agreement to the
Shareholder. Upon receipt of the Note, the Company will deliver to Shareholder for cancellation the Initial Loan Agreement and the Prior Note.

     4. EMPLOYMENT MATTERS. In consideration of the Loan: (i) Shareholder agrees that upon request of the Company's Board of Directors, he will actively participate in the recruitment of a successor Chief Executive Officer; and
(ii) Shareholder further agrees that, except in the event of a Sale (as such term is defined in that certain Employment Agreement, dated as of December 9, 1997, by and between the Company and the Shareholder) of the Company, he will not terminate his employment in a Voluntary Termination (as such term is defined in the Employment Agreement) prior to the later of (1) December 31, 2000, and
(2) the date on which a successor Chief Executive Officer commences employment with the Company. Any breach of either of these agreements will be an Event of Default under this Loan Agreement and the Note and, in such event, the Company will have rights to the Collateral, as set forth in the Stock Pledge Agreement.

     5. AMENDMENT. This Agreement may be amended only upon the written consent of the parties. The Company may waive any provision of this Agreement and may condition such waiver in any manner it deems appropriate.

     6. RIGHTS OF THE PARTIES. The rights, powers, and remedies of the parties under this Agreement shall be in addition to all rights, powers, and remedies given to them by virtue of any statute or rule of law. Any forbearance or failure or delay by either party in exercising any right, power, or remedy shall not be deemed to be a waiver and any single or partial exercise shall not preclude further exercise.

     7. NOTICES. All notices and other communications shall be in writing and shall be deemed to have been duly given on the date of service if served personally or on the second day after mailing if mailed to the party to whom notice is to be given by first class mail, registered or certified, postage prepaid, and addressed to the most recent address of the parties set forth in the records of the Company.

     8. ASSIGNMENT. The Company's rights under this Agreement may be assigned or transferred in whole or in part to any party to whom the Loan is assigned or transferred. The Shareholder may not transfer his interest under this Agreement or in the Warrant or the Warrant Shares for so long as this Agreement shall remain in effect.

     9. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

     10. PRIOR AGREEMENTS SUPERSEDED. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and merges and supersedes all prior and contemporaneous agreements, written or oral, between them concerning such subject matter, including, but not limited to, the Prior Loan Agreements, the Prior Note and the Prior Pledge Agreement.


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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                   KEYNOTE SYSTEMS INCORPORATED

                                   By:
                                      -------------------------

                                   Print Name:
                                              -----------------

                                   Title:
                                         ----------------------

                                   SHAREHOLDER



                                   By:
                                      -------------------------
                                             Umang Gupta


     If I reside in California, or in another community property jurisdiction, my spouse also accepts and agrees to be bound by the terms and conditions of this Agreement.


                                   By:
                                      -------------------------
                                      Shareholder's Spouse


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                   ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED, the undersigned hereby assigns and transfers unto Keynote Systems Incorporated (the "Company"), as applicable, either (i) a warrant to purchase shares of the Series C Preferred Stock of the Company held by the undersigned (the "WARRANT") or (ii) certificate number(s) __________ standing in the name of the undersigned on the books of the Company representing the shares acquired upon exercise of the Warrant, net of shares sold to exercise the Warrant and/or to make provision for tax obligations arising from exercise of the Warrant, and all the rights, obligations, preferences and privileges relating to such securities. The undersigned also does hereby irrevocably constitute and appoint the Secretary of the Company or the transfer agent of the Company as the undersigned's attorney in fact to transfer the said securities on the books of the above named corporation with full power of substitution.


DATED:
      ---------------------------       -------------------------------
                                        Umang Gupta

                                        -------------------------------
                                        (spouse)


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                                     EXHIBIT A

                       SECURED FULL RECOURSE PROMISSORY NOTE


                               San Mateo, California


$580,000.00                                                   June 28, 1999

Reference is made to that certain Loan Agreement of even date herewith (the "LOAN AGREEMENT"), by and between the undersigned (the "BORROWER") and Keynote Systems Incorporated, a California corporation (the "COMPANY"). This Secured Full Recourse Promissory Note (the "NOTE") is being tendered by Borrower to the Company in connection with the consolidation of Borrower's two existing loans (the "ORIGINAL NOTES") in the aggregate amount of Five Hundred Eighty Thousand Dollars ($580,000.00).

     1. OBLIGATION. In exchange for the continuing loans to Borrower of $580,000.00 (plus interest accrued under the Original Notes), (the "LOAN"), Borrower hereby promises to pay to the order of the Company on or before December 31, 2001, at the Company's principal place of business located at 2855 Campus Drive, Suite 200, San Mateo, California, or at such other place as the Company may direct, the principal sum of Five Hundred Eighty Thousand Dollars ($580,000.00), together with interest accrued to date under the Original Notes and interest compounded annually on the unpaid principal of this Note at the rate of six percent (6%), which rate is not less than the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for the Loan; PROVIDED, HOWEVER, that the rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law. All payments hereunder shall be made in lawful tender of the United States.

     2. SECURITY. Performance of Borrower's obligations under this Note is secured by a security interest in a warrant to purchase shares of the Series C Preferred Stock of the Company held by Borrower (the "WARRANT") or the shares acquired upon exercise of the Warrant (the "WARRANT SHARES"), net of shares sold to exercise the Warrant and purchase the Warrant Shares and/or to make provision for tax obligations arising from exercise of the Warrant, granted to the Company by Borrower under a Pledge Agreement dated of even date herewith between the Company and Borrower (the "PLEDGE AGREEMENT").

     3. EVENTS OF DEFAULT. Borrower will be deemed to be in default under this Note upon the occurrence of any of the following events (each an "EVENT OF DEFAULT"): (i) upon Borrower's failure to make any payment when due under this Note; (ii) an Event of Default under the Loan Agreement; (iii) the failure of any representation or warranty in the Pledge Agreement to have been true, the failure of Borrower to perform any obligation under the Pledge Agreement, or upon any other material breach by the Borrower of the Pledge Agreement; (iv) any voluntary or involuntary transfer of any of the Shares or any interest therein (except a


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transfer to the Company); (v) upon the filing regarding the Borrower of any voluntary or involuntary petition for relief under the United States Bankruptcy Code or the initiation of any proceeding under federal law or law of any other jurisdiction for the general relief of debtors; or (vi) upon the execution by Borrower of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Borrower's assets or property.

     4. ACCELERATION; REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default, at the option of the Company, all principal and other amounts owed under this Note shall become immediately due and payable without notice or demand on the part of the Company, and the Company will have, in addition to its rights and remedies under this Note and the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Borrower, and may pursue any legal or equitable remedies that are available to it.

     5. PREPAYMENT. Prepayment of principal and/or other amounts owed under this Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, each payment will be applied to the extent of available funds from such payment in the following order: (i) first to the accrued and unpaid costs and expenses under the Note or the Pledge Agreement; (ii) then to accrued but unpaid interest; and (iii) lastly to the outstanding principal.

     6. GOVERNING LAW; WAIVER. The validity, construction and performance of this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Borrower hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

     7. ATTORNEYS' FEES. If suit is brought for collection of this Note, Borrower agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment.

     IN WITNESS WHEREOF, Borrower has executed this Note as of the date and year first above written.

                              UMANG GUPTA (BORROWER)


                              -----------------------------------
                              Borrower's Signature


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

                                     EXHIBIT B

                                  PLEDGE AGREEMENT


     This Pledge Agreement (the "PLEDGE AGREEMENT") is made and entered into as of June 28, 1999 between Keynote Systems Incorporated, a California corporation (the "COMPANY"), and Umang Gupta (the "PLEDGOR"). Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Secured Full Recourse Promissory Note of even date herewith delivered by Pledgor to the Company (the "NOTE").

                                R E C I T A L S
                                - - - - - - - -

     A. In exchange for delivery of the Note to the Company, the Company has consolidated Pledgor's two existing loans into one loan in the aggregate amount of Five Hundred Eighty Thousand Dollars ($580,000.00).

     B. Pledgor has agreed that repayment of the Note will be secured by the pledge of a warrant to purchase shares of the Series C Preferred Stock of the Company held by Pledgor (the "WARRANT") or the shares acquired upon exercise of the Warrant (the "WARRANT SHARES"), net of shares sold to exercise the Warrant and purchase the Warrant Shares and/or to make provision for tax obligations arising from exercise of the Warrant, pursuant to this Pledge Agreement.

     NOW, THEREFORE, the parties agree as follows:

     1. CREATION OF SECURITY INTEREST. Pursuant to the provisions of the California Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in (i) the Warrant or the Warrant Shares, (ii) all Dividends (as defined in Section 5 hereof),
(iii) all Additional Securities (as defined in Section 6 hereof), to secure payment of the Note and performance of all Pledgor's obligations under this Pledge Agreement and under the Loan Agreement. Pledgor herewith delivers to the Company, as applicable, either (i) the Warrant or (ii) certificate(s) No(s). __________, representing all the Warrant Shares, together with one or more stock power(s) for each certificate so delivered in the form attached as an Exhibit to the Loan Agreement, duly executed (with the date and number of shares left blank) by Pledgor and Pledgor's spouse, if any. For purposes of this Pledge Agreement, the Warrant, Warrant Shares, all Dividends, and all Additional Securities will hereinafter be collectively referred to as the "COLLATERAL." Pledgor agrees that the Collateral will be deposited with and held by the Company or with an escrow holder and that, for purposes of carrying out the provisions of this Pledge Agreement, an escrow holder will act solely for the Company as its agent.

     2. REPRESENTATIONS AND WARRANTIES AND COVENANTS REGARDING COLLATERAL. Pledgor hereby represents and warrants to the Company that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or


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encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Pledge Agreement. Pledgor further agrees that, until all sums due under the Note have been paid in full, and all of Purchaser's obligations under this Pledge Agreement and under the Loan Agreement have been performed, Purchaser will not, without the Company's prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral or (iii) suffer or permit to continue upon any of the Collateral during the term of this Pledge Agreement, an attachment, levy, execution or statutory lien.

     3. RIGHTS ON DEFAULT. Upon an occurrence of an Event of Default under the Loan Agreement, all of the Collateral will be forfeited to the Company.
Upon an occurrence of an Event of Default under the Note, the Company will have full power to sell, assign and deliver or otherwise dispose the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note or under this Pledge Agreement. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all the Collateral in full satisfaction of Pledgor's obligation under the Note and the Loan Agreement, in accordance with the provisions and procedures set forth in the California Uniform Commercial Code. Pledgor agrees at the Company's request, to cooperate with the Company in connection with the disposition of any and all of the Collateral and to execute and deliver any documents which the Company shall reasonably request to permit disposition of the Collateral.

     4. ADDITIONAL REMEDIES. The rights and remedies granted to the Company herein upon an Event of Default will be in addition to all the rights, powers and remedies of the Company under the California Uniform Commercial Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder will not preclude the further exercise thereof.

     5. DIVIDENDS; VOTING. All dividends hereinafter declared on or payable with respect to any Collateral during the term of this Pledge Agreement (excluding only ordinary cash dividends, which will be payable to Pledgor so long as no Event of Default has occurred under the Note or the Loan Agreement) (the "DIVIDENDS") will be immediately delivered to the Company to be held in pledge under this Pledge Agreement. Notwithstanding this Pledge Agreement, so long as Pledgor owns the Warrant Shares and no Event of Default has occurred


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under the Note or the Loan Agreement, Pledgor will be entitled to vote any shares comprising the Collateral, subject to any proxies granted by Pledgor.

     6. ADJUSTMENTS. In the event that during the term of this Pledge Agreement, any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral, (the "ADDITIONAL SECURITIES") then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will be (if delivered to Pledgor, immediately surrendered to the Company and) pledged to the Company to be held under the terms of this Pledge Agreement as and in the same manner as the Collateral is held hereunder.

     7.   REDELIVERY OF COLLATERAL; NO RELEASE FOR PARTIAL PAYMENT.

          (a) Until all obligations of Pledgor under the Note, the Loan Agreement and under this Pledge Agreement have been satisfied in full, all Collateral will continue to be held in pledge under this Pledge Agreement.

          (b) Upon performance of all Pledgor's obligations under the Note, the Loan Agreement and this Pledge Agreement, and subject to the terms and conditions of the Loan Agreement, the Company will immediately redeliver the Collateral to Pledgor and this Pledge Agreement will terminate.

     8. FURTHER ASSURANCES. Pledgor shall, at the Company's request, execute and deliver such further documents and take such further actions as the Company shall reasonably request to perfect and maintain the Company's security interest in the Collateral, or in any part thereof.

     9. SUCCESSORS AND ASSIGNS. This Pledge Agreement will inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

     10. GOVERNING LAW; SEVERABILITY. This Pledge Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Pledge Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

     11. MODIFICATION; ENTIRE AGREEMENT. This Pledge Agreement will not be amended without the written consent of both parties hereto. This Pledge Agreement, together with the Note and the Loan Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.


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     IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the date and year first above written.

KEYNOTE SYSTEMS INCORPORATED            PLEDGOR


By:
   ----------------------------         ---------------------------------
                                        Umang Gupta

-------------------------------
(Please print name)

-------------------------------
(Please print title)






          [SIGNATURE PAGE TO KEYNOTE SYSTEMS INCORPORATED PLEDGE AGREEMENT]


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